Exhibit 10.1

Lafayette Square Loan Servicing, LLC

PO Box 25250

PMB 13941

Miami, Florida 33102-5250

June 1, 2023

Lafayette Square USA, Inc.
PO Box 25250
PMB 13941
Miami, Florida 33102-5250
Attention: Susan Golden
Email:	legal@lafayettesquare.com
lsloanops@lafayettesquare.com

Re:	Early Opt-in Election

Ladies and Gentlemen:

Reference hereby is made to that certain Term Loan and Security Agreement, dated as of December 3, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between DIRECT DIGITAL HOLDINGS, LLC, a Texas limited liability company (“Borrower”), DIRECT DIGITAL HOLDINGS, INC., a Delaware corporation (“DDH Holdings”), COLOSSUS MEDIA, LLC, a Delaware limited liability company (“Colossus”), HUDDLED MASSES, LLC, a Delaware liability company (“HM”), ORANGE142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, HM, and Orange, the “Guarantors” and each individually a “Guarantor” and together with Borrower, collectively the, “Loan Parties”, and each a “Loan Party”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and each individually, a “Lender”) and Lafayette Square Loan Servicing, LLC (“Lafayette Square”), as agent for Lenders (Lafayette Square, in such capacity, “Agent”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to Section 3.8 of the Loan Agreement, Agent and the Loan Parties have jointly elected to trigger a fallback from USD LIBOR to Term SOFR. So long as Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after notice thereof, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders, effective May 31, 2023 (the “Replacement Date”), Term SOFR will replace the LIBOR for all purposes under the Loan Agreement and the Other Documents in respect of such Benchmark setting without any amendment to, or further action or consent of any other party to, the Loan Agreement or any Other Document. On the Replacement Date, the Benchmark Replacement shall mean the sum of (x) Term SOFR and (y) 0.15% (15 basis points) for an Available Tenor of three-months’ duration. In connection with the implementation and administration of Term SOFR, Agent reserves the right to make Benchmark Replacement Conforming Changes from time to time in accordance with the Loan Agreement.

In addition, the Loan Parties have requested that Agent and Lenders amend certain terms and provisions of the Loan Agreement. In consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree effective as of the date hereof that clause (i) of the definition of “Benchmark Replacement” in Section 3.8(f) of the Loan Agreement is hereby amended and restated as follows:

“(i) the sum of: (x) Term SOFR and (y) 0.10% (10 basis points) for an Available Tenor of one-month’s duration, 0.15% (15 basis points) for an Available Tenor of three-months’ duration, and 0.25% (25 basis points) for an Available Tenor of six-months’ duration,”

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles.

This letter may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

Please countersign this letter below to evidence each Lender’s acceptance, acknowledgment and agreement to the foregoing.

[Signature Pages Follow]

Very Truly Yours,

Lafayette Square Loan Servicing, LLC, as Agent

By:	/s/ Damien Dwin
Name:	Damien Dwin
Title:	Chief Executive Officer

[Signature Page to Early Opt-In Notice]

DIRECT DIGITAL HOLDINGS, LLC

By:	/s/ Keith Smith
Name:	Keith Smith
Title:	President

ORANGE142, LLC

By:	/s/ Keith Smith
Name:	Keith Smith
Title:	President

HUDDLED MASSES LLC

By:	/s/ Keith Smith
Name:	Keith Smith
Title:	President

COLOSSUS MEDIA, LLC

By:	/s/ Keith Smith
Name:	Keith Smith
Title:	President

DIRECT DIGITAL HOLDINGS, INC.

By:	/s/ Keith Smith
Name:	Keith Smith
Title:	President

[Signature Page to Early Opt-In Notice]

Accepted, acknowledged and agreed to

as of the date first above written:

Lafayette Square USA, Inc., as Lender

By:	/s/ Damien Dwin
Name:	Damien Dwin
Title:	Chief Executive Officer

[Signature Page to Early Opt-In Notice]